UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report:  April 2, 2008
(Date of earliest event reported)

E*TRADE FINANCIAL CORPORATION
(Exact name of registrant as specified in charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 East 57th Street
New York, New York 10022
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (646) 521-4300

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 2, 2008, the Board of Directors of E*TRADE Financial Corporation (the “Company”) elected Frederick W. Kanner to the Board of Directors effective immediately.  Mr. Kanner will be compensated under the terms of the Company’s non-employee director compensation policy as in effect from time to time, as described in the Company’s proxy statement. It is expected that Mr. Kanner will join the Finance and Risk Oversight Committee and Nominating and Corporate Governance Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION
Dated: April 7, 2008	By:	/s/ Arlen W. Gelbard
Arlen W. Gelbard
Chief Administrative Officer,
General Counsel and Corporate
Secretary